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                                                                    Exhibit 10.7


                                                                  EXECUTION COPY



                              DEPOSITARY AGREEMENT

                                      AMONG

                         METROMEDIA FIBER NETWORK, INC.,

                            WILMINGTON TRUST COMPANY,

                                   AS TRUSTEE

                  ACTING ON BEHALF OF THE HOLDERS OF THE NOTES,

                            VERIZON INVESTMENTS INC.,

                                       AND

                            WILMINGTON TRUST COMPANY,

                               AS DEPOSITARY AGENT



                           DATED AS OF OCTOBER 1, 2001


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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

ARTICLE I.            Definitions.............................................1

         SECTION 1.1.          Capitalized Terms..............................1

         SECTION 1.2.          Definitions; Construction......................2

ARTICLE II.           Appointment of Depositary Agent;
                      Establishment of Disbursement Account...................3

         SECTION 2.1.          Acceptance of Appointment of Depositary Agent..3

         SECTION 2.2.          Establishment of Disbursement Account..........4

         SECTION 2.3.          Security Interest..............................4

         SECTION 2.4.          Termination....................................4

ARTICLE III.          The Disbursement Funds..................................5

         SECTION 3.1.          Additions to Disbursement Account..............5

         SECTION 3.2.          Use of Proceeds................................5

         SECTION 3.3.          Requested Disbursements From
                               Disbursement Account...........................5

         SECTION 3.5.          Investment of Disbursement Funds...............6

         SECTION 3.6.          Account Balance Statements.....................7

         SECTION 3.7.          Events of Default..............................7

         SECTION 3.8.          Securities Intermediary........................7

         SECTION 3.9.          Securities Account.............................8

ARTICLE IV.           Depositary Agent........................................8

         SECTION 4.1.          Appointment of Depositary Agent, Powers and
                               Immunities.....................................8

         SECTION 4.2.          Reliance by Depositary Agent...................9

         SECTION 4.3.          Court Orders...................................9

         SECTION 4.4.          Resignation or Removal.........................9

ARTICLE V.            Expenses; Indemnification; Fees........................10

         SECTION 5.1.          Expenses......................................10

         SECTION 5.2.          Indemnification...............................10

         SECTION 5.3.          Fees..........................................11

         SECTION 5.4.          Survival......................................11

ARTICLE VI.           Miscellaneous..........................................11

         SECTION 6.1.          Amendments; Etc...............................11


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                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                            PAGE
                                                                            ----


         SECTION 6.2.          Addresses for Notices.........................11

         SECTION 6.3.          Governing Law; Terms..........................13

         SECTION 6.4.          Headings......................................14

         SECTION 6.5.          No Third Party Beneficiaries..................14

         SECTION 6.6.          Entire Agreement..............................14

         SECTION 6.7.          No Waiver.....................................14

         SECTION 6.8.          Severability..................................14

         SECTION 6.9.          Successors and Assigns........................14

         SECTION 6.10.         Certain Rights of Initial Purchaser...........14

         SECTION 6.11.         Execution in Counterparts.....................14

         SECTION 6.12.         Consequential Damages.........................15

         SECTION 6.13.         Instructions..................................15


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                              DEPOSITARY AGREEMENT

                  This DEPOSITARY AGREEMENT (this "DEPOSITARY AGREEMENT") dated as of October 1, 2001 among Metromedia Fiber Network, Inc., a Delaware corporation (the "COMPANY"), Wilmington Trust Company, solely in its capacity as trustee (together with its successors and permitted assigns in such capacity, the "TRUSTEE") for the benefit of the holders of the Notes (as defined below) under the Indenture (as defined below), Verizon Investments Inc., a Delaware corporation (the "INITIAL PURCHASER"), and Wilmington Trust Company, solely in its capacity as depositary agent (together with its successors and permitted assigns in such capacity, the "DEPOSITARY AGENT") and for purposes of Section
3.8 as securities intermediary (the "SECURITIES INTERMEDIARY") for the benefit of the Holders.

                                    RECITALS

                  A. Pursuant to that certain Indenture, dated as of the date hereof (as it may be amended, modified and supplemented from time to time, the "INDENTURE"), between the Company and the Trustee, the Company has agreed to issue $50,000,000 in aggregate principal amount of its 8.5% Convertible Senior Notes due 2011 (as amended, restated, modified, supplemented, replaced or renewed from time to time, the "Notes").

                  B. The Trustee and the Company desire to appoint the Depositary Agent as depositary agent to hold and administer money deposited in the Disbursement Account (as defined below) established pursuant to this Depositary Agreement and funded in an amount equal to the aggregate principal amount of the Notes.

                  C. As security for its obligations under the Notes, the Company desires to execute and deliver to the Trustee this Depositary Agreement, in order to grant to the Trustee a perfected first priority security interest in the Disbursement Account and the Account Collateral (as defined below), which Account Collateral may only be used for the purposes set forth in Section 3.2. below.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Holders of the Notes to purchase the Notes, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I.

                                   DEFINITIONS

                  SECTION 1.1. CAPITALIZED TERMS. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Indenture.


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                  SECTION 1.2. DEFINITIONS; CONSTRUCTION. For all purposes of this Depositary Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) all terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (b) all references in this Depositary Agreement to designated "Articles," "Sections," "Exhibits" and other subdivisions are to the designated Articles, Sections, Exhibits and other subdivisions of this Depositary Agreement;

                  (c) the words "herein," "hereof' and "hereunder" and other words of similar import refer to this Depositary Agreement as a whole and not to any particular Article, Section or other subdivision;

                  (d) unless otherwise expressly specified, any agreement, contract or document defined or referred to herein shall mean such agreement, contract or document as in effect as of the date hereof, as the same may thereafter be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof including any agreement, contract or document in substitution or replacement of any of the foregoing;

                  (e) unless the context clearly intends to the contrary, pronouns having a masculine or feminine gender shall be deemed to include the other; and

                  (f) any reference to any Person shall include its successors and assigns.

                  "ACCOUNT COLLATERAL" means all cash, investments and securities at any time on deposit in the Disbursement Account, including the Pledged Securities, and also including all income or gain earned therefrom and any proceeds thereof.

                  "CASH EQUIVALENTS" has the meaning assigned to such term in the Indenture, dated as of the date hereof, between the Company and Wilmington Trust Company, as trustee, as the same may be amended, supplemented or otherwise modified from time to time.

                  "CERTIFICATE OF AUTHORIZATION" has the meaning specified in
Section 3.3(a).

                  "C&MA" has the meaning assigned to such term in the Security Agreement.

                  "COLLATERAL" has the meaning assigned to such term in the Security Agreement.

                  "DISBURSEMENT ACCOUNT" has the meaning specified in Section
2.2.


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                  "DISBURSEMENT AMOUNT" means the aggregate amount of a
requested disbursement from the Disbursement Account under Section 3.3(a).

                  "DISBURSEMENT DATE" means the date of a requested disbursement from the Disbursement Account under Section 3.3(a).

                  "DISBURSEMENT FUNDS" means the funds on deposit from time to time in the Disbursement Account that may only be utilized as specified in
Section 3.2 of this Agreement.

                  "FINANCIAL ASSETS" has the meaning specified in Section 3.8.

                  "INDEMNIFIED DEPOSITARY AGENT PARTY" has the meaning specified in Section 5.2.

                  "NETWORK O&M COSTS" has the meaning assigned to such term in
Section 10.1 of the C&MA.

                  "PHASE II UPGRADE RFS DATE" means the date upon which (a) the Phase II Upgrade will be available for commercial service and (b) the Company has Allocated Capacity in excess of one hundred seventy (170) STM-1's.

                   "PHASE II UPGRADE" means the upgrade of the Network (as defined in the C&MA) to its Interim Equipped Capacity (as defined in the C&MA as of the date hereof).

                  "PLEDGED SECURITIES" means securities (i) issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six months from the date of acquisition, or (ii) interests in money market mutual funds which invest solely in assets or securities of the type described in clause (i) above, including Wilmington U.S. Government Portfolio/Service Class Shares.

                  "SCHEDULED PHASE II UPGRADE PAYMENTS" has the meaning specified in Section 3.2(a).

                  "SECURED PARTY" shall have the meaning set forth in that certain Pledge and Security Agreement, dated as of the date hereof, among the Company, as grantor, the Initial Purchaser and the Trustee.

                  "TERMINATION DATE" has the meaning specified in Section 2.4.

                  "UCC" has the meaning specified in Section 3.8.


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                                   ARTICLE II.

     APPOINTMENT OF DEPOSITARY AGENT; ESTABLISHMENT OF DISBURSEMENT ACCOUNT

                  SECTION 2.1. ACCEPTANCE OF APPOINTMENT OF DEPOSITARY AGENT.

                  (a) The Depositary Agent hereby agrees to act as such and to accept all cash, payments, other amounts and Pledged Securities to be delivered to or held by the Depositary Agent pursuant to the terms of this Depositary Agreement. The Depositary Agent shall hold and safeguard the Disbursement Account during the term of this Depositary Agreement and shall treat the cash, instruments and securities deposited in the Disbursement Account as monies, instruments and securities pledged by the Company to the Trustee for the benefit of the Holders to be held in the custody of the Depositary Agent, as agent for the Trustee. In performing its functions and duties under this Depositary Agreement, the Depositary Agent shall act as agent for the Trustee and, except in such capacity, does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Company.

                  (b) The Company shall not have any rights against or to monies held in the Disbursement Account, as third party beneficiary or otherwise, except (i) the right to receive or make requisitions of monies held in the Disbursement Account, as permitted by this Depositary Agreement, and (ii) the right to request the manner of the investment of monies held in the Disbursement Account as provided for in Section 3.5 hereof.

                  SECTION 2.2. ESTABLISHMENT OF DISBURSEMENT ACCOUNT. The Company hereby establishes the following securities account with the Depositary Agent, as Securities Intermediary at its offices at Rodney Square North, 1100 North Market Street, Wilmington, DE 19890 (the "DISBURSEMENT ACCOUNT"), which shall be subject to the terms hereof and maintained at all times until the termination of this Depositary Agreement:

                  Disbursement Account, Account No. 56113-0.

                  All amounts from time to time held in the Disbursement Account (which for purposes of this Agreement shall include all sub-accounts thereof) shall be held in the name of the Company. All such amounts shall be held by the Depositary Agent for the purposes and on the terms set forth in this Depositary Agreement, shall constitute a part of the Collateral and shall not constitute payment of the Obligations until applied as hereinafter provided.

                  SECTION 2.3. SECURITY INTEREST.

                  (a) DISBURSEMENT ACCOUNT. As collateral security for the prompt payment and performance when due of the Obligations, the Company has, pursuant to the Security Agreement, granted to the Trustee, for the benefit of the Holders, a security interest in the Collateral, including the Disbursement Account and all Account Collateral at any time on deposit in the Disbursement Account and all sub-accounts thereof.


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                  (b) CONTROL. The Depositary Agent and the Company agree that the Depositary Agent shall accept instructions originated by the Trustee directing disposition of the Account Collateral on deposit in the Disbursement Account without further consent of the Company.

                  SECTION 2.4. TERMINATION. This Depositary Agreement shall remain in full force and effect until the earlier of (x) after the Phase II Upgrade RFS Date, the date upon which there is no Account Collateral in the Disbursement Account and (y) the date upon which all Obligations have been paid in full (the "TERMINATION DATE"). Upon the occurrence of the Termination Date, after notice to the Depositary Agent by the Trustee, the Disbursement Funds, if any, shall be made available to the Company. Upon delivery of such notice to the Depositary Agent, this Depositary Agreement shall automatically terminate and, except as expressly provided herein, be of no further force and effect.


                                  ARTICLE III.

                             THE DISBURSEMENT FUNDS

                  SECTION 3.1. ADDITIONS TO DISBURSEMENT ACCOUNT. On the Issue Date or shortly thereafter, the Company shall deposit into the Disbursement Account an amount equal to the aggregate principal amount of the Notes, which amount shall be invested as provided for in Section 3.5 hereof. After the Issue Date, the Company shall deposit into the Disbursement Account amounts from time to time as required by Section 5.24 of the Indenture.

                  SECTION 3.2. USE OF PROCEEDS. The Disbursement Funds shall only be used as follows: (a) until such time as the Phase II Upgrade RFS Date has occurred and reasonably satisfactory evidence of same has been provided to the Trustee and the Initial Purchaser, the Disbursement Funds shall be used to pay the monetary obligations due under the C&MA in connection with the Phase II Upgrade, including to the extent specifically set forth on Schedule I attached hereto (the "SCHEDULED PHASE II UPGRADE PAYMENTS") or to pay Network O&M Costs, and (b) after the occurrence of the Phase II Upgrade RFS Date, the Disbursement Funds shall be used to pay Network O&M Costs or to finance all or part of the cost of the engineering, construction, installation, acquisition, lease, development or improvement of any, Telecommunications Assets in accordance with
Section 5.23 of the Indenture and Section 2.3 of the Note Purchase Agreement.

                  SECTION 3.3. REQUESTED DISBURSEMENTS FROM DISBURSEMENT
ACCOUNT.

                  (a) DISBURSEMENT REQUEST. If the Company desires to request a disbursement from the Disbursement Account, then on the date three Business Days prior to the date of the requested disbursement, the Company shall deliver to the Depositary Agent, the Initial Purchaser and the Trustee a duly completed certificate, in the form of the attached EXHIBIT A (each such certificate, a "CERTIFICATE OF AUTHORIZATION").


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                  (b) CONDITIONS TO DISBURSEMENT: The Depositary Agent shall not disburse the funds requested by the Company in its Certificate of Authorization until the following conditions precedent are satisfied, as determined by the Trustee, as reasonably and promptly in good faith directed by the Initial
Purchaser:

                  (i) the use of the proceeds of the requested disbursement complies with the terms of Section 3.2;

                  (ii) no Event of Default under Sections 7.01(f) or 7.01(g) of the Indenture has occurred or is in existence or will occur after giving effect to the requested disbursement; and

                  (iii) the Trustee and the Initial Purchaser shall have received reasonably acceptable evidence of amounts due in connection with the requested disbursement if such disbursement is being requested to make a payment in connection with the Phase II Upgrade, but such payment is not a Scheduled Phase II Upgrade Payment; and

                  (iv) all representations and warranties contained in the Security Documents shall be true and correct as of the Disbursement Date with the same effect as though made on and as of the Disbursement Date.

                  (c) AFFIRMATION. Any request for a disbursement hereunder shall constitute a representation and warranty that (x) all representations and warranties contained in the Security Documents are true and correct as of the Disbursement Date with the same effect as though made on and as of the Disbursement Date, (y) no Event of Default under Sections 7.01(f) or 7.01(g) of the Indenture has occurred or is in existence or will occur after giving effect to the requested disbursement and (z) the use of the proceeds of the requested disbursement complies with the terms of Section 3.2.

                  (d) DISBURSEMENT. Upon satisfaction of the conditions set forth in clause (b) above for a requested disbursement, on the Disbursement Date for such requested disbursement, the Depositary Agent shall, in accordance with the Certificate of Authorization and at the direction of the Trustee, disburse the Disbursement Amount to the Company.

                  SECTION 3.4. MAXIMUM AMOUNT OF DISBURSEMENT. Notwithstanding anything to the contrary contained in this Article III, if as of any Disbursement Date, the aggregate amount of the disbursement under Section 3.3(d) to be made on such Disbursement Date is greater than the amount of funds in the Disbursement Account, then the amount of such disbursement shall be reduced to the amount of funds in the Disbursement Account.

                  SECTION 3.5. INVESTMENT OF DISBURSEMENT FUNDS. Monies held in the Disbursement Account created by and held under this Depositary Agreement shall be invested and reinvested in Pledged Securities at the written request (which may be in the form of a standing instruction) of the Company, which request has been consented to in writing by the Trustee. If at any time cash in an aggregate amount greater than $100,000


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is held in the Disbursement Account, the Depositary Agent shall invest, without further instruction, such cash in the Wilmington U.S. Government Portfolio/Service Class Shares, or if such fund is no longer in existence, Cash Equivalents and Pledged Securities, as directed in writing by the Company. The Depositary Agent shall at any time and from time to time liquidate any or all of such investments prior to the maturity as needed in order to effect the transfers and withdrawals contemplated by this Depositary Agreement. In the event any such investments are redeemed prior to the maturity thereof, the Depositary Agent shall not be liable for any loss or penalties relating thereto in the absence of gross negligence or willful misconduct. Any income or gain realized from such investments with respect to the Account Collateral shall be deposited into the Disbursement Account. Any loss with respect to the Account Collateral shall be charged to the Disbursement Account. The Depositary Agent shall not be liable for any such loss other than by reason of its willful misconduct or gross negligence. For purposes of any income tax payable on account of any income or gain on an investment, such income or gain shall be for the account of the Company.

                  SECTION 3.6. ACCOUNT BALANCE STATEMENTS. The Depositary Agent shall, on a monthly basis and at such other times as the Trustee, the Initial Purchaser or the Company may from time to time reasonably request, provide fund balance statements to (i) the Trustee, (ii) the Initial Purchaser and (iii) the Company. Such balance statements shall also include deposits, withdrawals and transfers to and from the Disbursement Account.

                  SECTION 3.7. EVENTS OF DEFAULT. On and after any date on which the Depositary Agent receives written notice from the Trustee or the Initial Purchaser that any Event of Default has occurred and is continuing, the Depositary Agent shall render an accounting of all monies in the Disbursement Account as of the date of delivery of such notice to the Trustee, the Initial Purchaser and the Company and shall thereafter, upon instruction by the Trustee or the Initial Purchaser, distribute all Disbursement Funds then held in the Disbursement Account to the Trustee.



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                  SECTION 3.8. SECURITIES INTERMEDIARY. The Securities
Intermediary hereby agrees and confirms that it has established the Disbursement Account as set forth and defined in the Depositary Agreement. The Securities Intermediary agrees that (i) the Disbursement Account established by the Securities Intermediary is and will be maintained as a "securities account" (within the meaning of Section 8-501 of the Uniform Commercial Code as adopted and in effect in the State of New York (the "UCC")); (ii) the Company is an "entitlement holder" (within the meaning of Section 8-102(a)(7) of the UCC) in respect of the "financial assets" (within the meaning of Section 8-102(a)(9) of the UCC, the "FINANCIAL ASSETS") credited to the Disbursement Account; (iii) all Financial Assets in registered form or payable to or to the order of and credited to the Disbursement Account shall be registered in the name of, payable to or to the order of, or specially endorsed to, the Securities Intermediary or in blank, or credited to another securities account maintained in the name of the Securities Intermediary, and in no case will any Financial Asset credited to the Disbursement Account be registered in the name of, payable to or to the order of, or endorsed to the Company, except to the extent the foregoing have been subsequently endorsed by the Company to the Securities Intermediary or in blank. Each item of property (including a security, security entitlement, investment property, instrument or obligation, share, participation, interest or other property whatsoever) credited to the Disbursement Account shall be treated as a Financial Asset. Until this Depositary Agreement shall terminate in accordance with the terms hereof, the Trustee shall have "control" (within the meaning of Section 8-106(d)(2) of the UCC) of each of the Company's "security entitlements" (within the meaning of Section 8-102(a)(17) of the UCC) with respect to the Financial Assets credited to the Disbursement Account. All property delivered to the Securities Intermediary pursuant to this Depositary Agreement will be promptly credited to the Disbursement Account if allocated for payment on the Obligations.

                  SECTION 3.9. SECURITIES ACCOUNT. As long as the Disbursement Account and the Account Collateral are pledged to the Trustee: (i) the Securities Intermediary will not invade the Account Collateral to cover margin debits or calls in any other accounts of the Company and (ii) the Securities Intermediary agrees that, except for Liens resulting from customary commissions, fees, or charges based upon transactions in the Disbursement Account, it subordinates in favor of the Trustee any security interest, lien or right of setoff the Securities Intermediary may have. The Securities Intermediary acknowledges that it has not received notice of any other security interest in the Disbursement Account or the Account Collateral. In the event any such notice is received, the Securities Intermediary will promptly notify the Trustee and the Initial Purchaser.

                                   ARTICLE IV.

                                DEPOSITARY AGENT

                  SECTION 4.1. APPOINTMENT OF DEPOSITARY AGENT, POWERS AND IMMUNITIES. The Trustee on behalf of the holders of the Notes hereby appoints the Depositary Agent to act as its agent hereunder, with such powers as are expressly delegated to the Depositary Agent by the terms of this Depositary Agreement together


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with such other powers as are reasonably incidental thereto. The Depositary
Agent shall not have any duties or responsibilities except those expressly set forth in this Depositary Agreement. Without limiting the generality of the foregoing, the Depositary Agent shall take all actions as the Trustee or the Initial Purchaser shall direct it to perform in accordance with the provisions of this Depositary Agreement. Notwithstanding anything to the contrary contained herein, the Depositary Agent shall not be required to take any action which is contrary to this Depositary Agreement or applicable law. Neither the Depositary Agent nor any of its Affiliates shall be responsible to the Trustee or the Holders for any recitals, statements, representations or warranties made by the Company contained in this Depositary Agreement or any certificate or other document referred to or provided for in, or received by the Depositary Agent or the Trustee, as applicable, under this Depositary Agreement or the Indenture, for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Depositary Agreement or any other document referred to or provided for herein or therein or for any failure by the Company to perform its obligations hereunder or thereunder. The Depositary Agent shall not be required to ascertain or inquire as to the performance by the Company of any of its obligations under the Indenture, this Depositary Agreement or any other document or agreement contemplated hereby or thereby. Except as otherwise provided under this Depositary Agreement, the Depositary Agent shall take action under this Depositary Agreement only as it shall be directed in writing by the Trustee. Whenever in the administration of this Depositary Agreement the Depositary Agent shall deem it necessary or desirable that a factual matter be proved or established in connection with the Depositary Agent taking, suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a Certificate of Authorization of the Company or a Trustee's certificate, if appropriate. The Depositary Agent shall have the right at any time to seek instructions concerning the administration of this Depositary Agreement from the Trustee or any court of competent jurisdiction. The Depositary Agent shall have no obligation to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

                  SECTION 4.2. RELIANCE BY DEPOSITARY AGENT. The Depositary Agent shall be entitled to rely upon and shall not be bound to make any investigation into the facts or matters stated in any Certificate of Authorization of the Company, Trustee's certificate or any other certificate, notice or other document (including any cable, telegram, telecopy or telex) reasonably believed by it to be genuine and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statement of legal counsel, independent accountants and other experts selected by the Depositary Agent and shall have no liability for its actions taken thereupon, unless due to the Depositary Agent's willful misconduct or gross negligence. Without limiting the foregoing, the Depositary Agent shall be required to make disbursements only as set forth herein. The Depositary Agent shall be fully justified in failing or refusing to take any action under this Depositary Agreement (i) if such action would, in the reasonable opinion of the Depositary Agent, be contrary to applicable law or the terms of this Depositary Agreement, (ii) if such action is not specifically provided for in this Depositary Agreement, and it shall not have received any such advice or concurrence of the Trustee or the Company, as applicable, as it deems appropriate or (iii) if, in


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connection with the taking of any such action that would constitute an exercise of remedies under this Depositary Agreement (whether such action is or is intended to be an action of the Depositary Agent or the Trustee), it shall not first be indemnified to its satisfaction by the holders of the Notes (other than the Trustee (in its individual capacity)), as applicable, against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Depositary Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Depositary Agreement in accordance with a request of the Trustee (to the extent that the Trustee is expressly authorized to direct the Depositary Agent to take or refrain from taking such action), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the holders of the Notes.

                  SECTION 4.3. COURT ORDERS. The Depositary Agent is hereby authorized, in its exclusive discretion, to obey and comply with all writs, orders, judgments or decrees issued by any court or administrative agency affecting any money, documents or things held by the Depositary Agent. The Depositary Agent shall not be liable to any of the parties hereto, the holders of the Notes, their successors, heirs or personal representatives by reason of the Depositary Agent's compliance with such writs, orders, judgments or decrees, notwithstanding that such writ, order, judgment or decree is later reversed, modified, set aside or vacated.

                  SECTION 4.4. RESIGNATION OR REMOVAL. Subject to the appointment and acceptance of a successor Depositary Agent as provided below, the Depositary Agent may resign at any time by giving thirty (30) days' written notice thereof to each of the Trustee and the Company; PROVIDED that in the event the Depositary Agent is also the Trustee, it must at the same time resign as Trustee. The Depositary Agent may be removed at any time with cause by the Trustee. The Company shall have the right to remove the Depositary Agent upon thirty (30) days' notice to the Trustee and the Initial Purchaser with or without cause, effective upon the appointment of a successor Depositary Agent under this Section 4.4, which is reasonably acceptable to the Trustee and the Initial Purchaser. In the event that the Depositary Agent shall decline to take any action without first receiving adequate indemnity from any of the Company or Trustee, as the case may be and, having received an indemnity, shall continue to decline to take such action, the Trustee shall be deemed to have sufficient cause to remove the Depositary Agent. Upon any such resignation or removal, the Trustee shall have the right to appoint a successor Depositary Agent, which Depositary Agent shall be reasonably acceptable to the Company. If no successor Depositary Agent shall have been appointed by the Trustee and shall have accepted such appointment within thirty (30) days after the retiring Depositary Agent's giving of notice of resignation or the removal of the retiring Depositary Agent, then the retiring Depositary Agent may appoint a successor Depositary Agent, which shall be a bank or trust company reasonably acceptable to each of the Trustee and the Company. Upon the acceptance of any appointment as Depositary Agent hereunder by the successor Depositary Agent, (a) such successor Depositary Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Depositary Agent, and the retiring Depositary Agent shall be discharged from its duties and obligations hereunder and (b) the retiring Depositary Agent shall promptly transfer the Disbursement Account within its possession or control to the possession or control of the successor Depositary Agent and shall execute and deliver such notices, instructions and assignments as may be necessary or desirable to transfer the rights of the Depositary Agent with respect to the Disbursement Account to the successor Depositary Agent. After the retiring Depositary Agent's resignation or removal hereunder as Depositary Agent, the provisions of this Article IV and of Article V shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Depositary Agent.

                                   ARTICLE V.

                         EXPENSES; INDEMNIFICATION; FEES

                  SECTION 5.1. EXPENSES. The Company agrees to pay or reimburse all out-of-pocket expenses of the Depositary Agent (including, without limitation, reasonable fees and expenses for legal services) in respect of, or incident to, the administration or enforcement of any of the provisions of this Depositary Agreement or in connection with any amendment, waiver or consent relating to this Depositary Agreement.

                  SECTION 5.2. INDEMNIFICATION. The Company agrees to indemnify the Depositary Agent in its capacity as such, and, in their capacity as such, its officers, directors, shareholders, controlling persons, employees, agents and servants (each an "INDEMNIFIED DEPOSITARY AGENT PARTY") from and against any and all claims, losses, liabilities and expenses (including the reasonable fees and expenses of counsel) growing out of or resulting from this Depositary Agreement (including, without limitation, performance under or enforcement of this Depositary Agreement, but excluding any such claims, losses or liabilities resulting from the Indemnified Depositary Agent Party's gross negligence or willful misconduct). This indemnity shall survive the termination of this Depositary Agreement, and the resignation or removal of the Depositary Agent.

                  SECTION 5.3. FEES. On the Issue Date, and on each anniversary of the Issue Date to and including the Termination Date, the Company shall pay the Depositary Agent an annual fee in an amount mutually agreed on by the Company and the Depositary Agent.

                  SECTION 5.4. SURVIVAL. The provisions of Section 5.1 and 5.2 of this Agreement shall survive the termination of this Agreement.


                                   ARTICLE VI.

                                  MISCELLANEOUS

                  SECTION 6.1. AMENDMENTS; ETC. No amendment or waiver of any provision of this Depositary Agreement nor consent to any departure by the Company herefrom shall in any event be effective unless the same shall be in writing and signed by each of the Trustee, the Depositary Agent and the Company. Any such amendment, waiver or consent shall be effective only in the specific instance and for the specified purpose for which given.

                  SECTION 6.2. ADDRESSES FOR NOTICES. All notices, requests and other communications provided for hereunder shall be in writing and, except as otherwise required by the provisions of this Depositary Agreement, shall be sufficiently given and shall be deemed given when delivered or mailed by registered or certified mail, postage prepaid, or sent by overnight delivery, telecopy, telegram or telex, addressed to the parties as follows:

COMPANY:                     Metromedia Fiber Network, Inc.
                             c/o Metromedia Company
                             One Meadowlands Plaza
                             East Rutherford, New Jersey  07073-2137
                             Attn: David Persing, Esq.
                             Telecopy Number: (201) 531-2803

                             with a copy to:

                             Paul, Weiss, Rifkind, Wharton & Garrison
                             1285 Avenue of the Americas
                             New York, New York  10019-6064
                             Attn: Douglas A. Cifu, Esq.
                             Telecopy Number: (212) 757-3990


TRUSTEE:                     Wilmington Trust Company
                             Rodney Square North
                             1100 North Market Street
                             Wilmington, Delaware  19890
                             Attn: Corporate Trust Division/Metromedia Fiber Telecopy Number: (302) 651-8882

                             with a copy to

                             Winston & Strawn
                             200 Park Avenue
                             New York, New York  10166-4193
                             Attn: Jeffrey H. Elkin, Esq.
                             Telecopy Number: (212) 294-4700

INITIAL PURCHASER:           Verizon Investments Inc.
                             3900 Washington Street, 2nd Floor
                             Wilmington, Delaware  19802
                             Attn: President
                             Telecopy Number: (302) 761-4228

                             with a copy to

                             Verizon Communications Inc.
                             1095 Avenue of the Americas
                             New York, New York  10036
                             Attn: Associate General Counsel-
                                   Strategic Transactions
                             Telecopy Number: (212) 764-2739

                             and

                             Weil, Gotshal & Manges LLP
                             767 Fifth Avenue
                             New York, New York  10153
                             Attn: Frederick S. Green, Esq.
                             Telecopy Number: (212) 310-8007


DEPOSITARY AGENT:            Wilmington Trust Company
                             Rodney Square North
                             1100 North Market Street
                             Wilmington, Delaware  19890
                             Attn: Corporate Trust Division/ Metromedia Fiber
                             Telecopy Number: (302) 651-8882

                             with a copy to

                             Winston & Strawn
                             200 Park Avenue
                             New York, New York 10166-4193
                             Attn: Jeffrey H. Elkin, Esq.
                             Telecopy Number: (212) 294-4700


         Any and all notices to the Trustee or Depository Agent shall only be effective upon receipt.

                  SECTION 6.3. GOVERNING LAW; TERMS.

                  (a) THIS DEPOSITARY AGREEMENT AND THE DISBURSEMENT ACCOUNT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND ANY DISPUTE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE COMPANY, THE DEPOSITARY AGENT, THE TRUSTEE, THE INITIAL PURCHASER AND THE OTHER HOLDERS IN CONNECTION WITH THIS DEPOSITARY AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. REGARDLESS OF ANY PROVISION IN ANY OTHER AGREEMENT, FOR PURPOSES OF THE UCC SHALL BE DEEMED TO BE THE SECURITIES INTERMEDIARY'S JURISDICTION AS DEFINED IN SECTIONS 9-305(e) AND 8-110(e) OF THE UCC AND THE DISBURSEMENT ACCOUNT (AS WELL AS ANY SECURITIES ENTITLEMENTS RELATED THERETO) SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  (b) EACH OF THE PARTIES HERETO SUBMITS TO THE JURISDICTION OF ANY NEW YORK COURT AND TO THE COURTS OF ITS CORPORATE DOMICILE WITH RESPECT TO ANY ACTIONS BROUGHT AGAINST IT AS DEFENDANT IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE COMPANY, THE DEPOSITARY AGENT, THE TRUSTEE, THE INITIAL PURCHASER AND THE OTHER HOLDERS OF THE NOTES IN CONNECTION WITH THIS DEPOSITARY AGREEMENT, AND EACH OF THE PARTIES HERETO WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LAYING OF VENUE, INCLUDING ANY PLEADING OF FORUM NON CONVENIENS, WITH RESPECT TO ANY SUCH ACTION AND WAIVES ANY RIGHT TO WHICH IT MAY BE ENTITLED ON ACCOUNT OF PLACE OF RESIDENCE OR DOMICILE.

                  SECTION 6.4. HEADINGS. Headings used in this Depositary Agreement are for convenience of reference only and do not constitute part of this Depositary Agreement for any purpose.

                  SECTION 6.5. NO THIRD PARTY BENEFICIARIES. The agreements of the parties hereto are solely for the benefit of the Company, the Trustee, the Initial Purchaser, the Depositary Agent and the other Holders and their respective successors and assigns and no other Person shall have any rights hereunder.

                  SECTION 6.6. ENTIRE AGREEMENT. This Agreement together with the Indenture and the other Security Documents represents the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof.

                  SECTION 6.7. NO WAIVER. No failure on the part of the Depositary Agent, the Trustee, the Initial Purchaser or the other Holders or any of their nominees or representatives to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Depositary Agent, the Trustee, the Initial Purchaser or the other Holders or any of their nominees or representatives of any right, power or remedy.

                  SECTION 6.8. SEVERABILITY. If any provision of this Depositary Agreement or the application thereof shall be invalid or unenforceable to any extent, (a) the remainder of this Depositary Agreement and the application of such remaining provisions shall not be affected thereby and (b) each such remaining provision shall be enforced to the greatest extent permitted by law.

                  SECTION 6.9. SUCCESSORS AND ASSIGNS. All covenants, agreements, representations and warranties in this Depositary Agreement by the Depositary Agent, the Initial Purchaser, the Trustee and the Company shall bind and, to the extent permitted hereby, shall inure to the benefit of and be enforceable by their respective successors and assigns, whether so expressed or not.

                  SECTION 6.10. CERTAIN RIGHTS OF INITIAL PURCHASER. At such time as the Initial Purchaser holds less than twenty-five percent (25%) of the aggregate principal amount outstanding under the Notes, all obligations of the Company and the Depositary Agent to the Initial Purchaser (individually and not as a Secured Party in general) and all rights of the Initial Purchaser (individually and not as a Secured Party in general) hereunder shall automatically terminate.

                  SECTION 6.11. EXECUTION IN COUNTERPARTS. This Depositary Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 6.12. CONSEQUENTIAL DAMAGES. In no event (other than with respect to its own gross negligence or willful misconduct) shall the Depositary Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Depositary Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

                  SECTION 6.13. INSTRUCTIONS. Any instructions given by the Trustee to the Depositary Agent hereunder shall be in compliance with and for the purposes expressly provided for in this Depositary Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Depositary Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                        METROMEDIA FIBER NETWORK, INC.
                                        a Delaware corporation


                                        By:   /s/ Nick Tanzi
                                             -----------------------------------
                                        Name:     Nick Tanzi
                                             -----------------------------------
                                        Title:    President & CEO
                                              ----------------------------------



                                        WILMINGTON TRUST COMPANY,
                                        as Trustee


                                        By:   /s/ James D. Nesci
                                             -----------------------------------
                                        Name:     James D. Nesci
                                             -----------------------------------
                                        Title:    Authorized Signer
                                              ----------------------------------



                                        WILMINGTON TRUST COMPANY,
                                        as Depositary Agent



                                        By:   /s/ James D. Nesci
                                             -----------------------------------
                                        Name:     James D. Nesci
                                             -----------------------------------
                                        Title:    Authorized Signer
                                              ----------------------------------


                                        VERIZON INVESTMENTS INC.,
                                        as Initial Purchaser


                                        By:   /s/ Phil Seskin
                                             -----------------------------------
                                        Name:     Phil Seskin
                                             -----------------------------------
                                        Title:    Senior Vice President
                                              ----------------------------------

                                   SCHEDULE I

                     [PAYMENT SCHEDULE FOR PHASE II UPGRADE]

                                    EXHIBIT A

                      FORM OF CERTIFICATE OF AUTHORIZATION

Wilmington Trust Company, as Depositary Agent
Rodney Square North
1100 North Market Street
Wilmington, DE 19890
Attn:  Corporate Trust Division/Metromedia Fiber

Wilmington Trust Company, as Trustee
Rodney Square North
1100 North Market Street
Wilmington, DE 19890
Attn:  Corporate Trust Division/Metromedia Fiber

Verizon Investments Inc., as Initial Purchaser
3900 Washington Street, 2nd Floor
Wilmington, Delaware  19802


Ladies and Gentlemen:

                  The undersigned, Metromedia Fiber Network, Inc. (the "COMPANY"), refers to the Depositary Agreement, dated as of October 1, 2001, among the Company, Wilmington Trust Company, as Trustee for the Holders, Verizon Investments Inc., as Initial Purchaser and Wilmington Trust Company, as Depositary Agent (the "DEPOSITARY AGREEMENT," the terms defined therein being used herein as therein defined), hereby gives you irrevocable notice that the undersigned hereby requests that a disbursement under Section 3.3(b) of the Depositary Agreement be made, and in that connection sets forth below the information relating to such disbursement as required by Section 3.3 of the Depositary Agreement.

                  (i)      The Disbursement Date is ______, 20__;

                  (ii)     The Disbursement Amount is $_______; and

                  (iii) All of the conditions set forth in Section 3.3 of the Depositary Agreement to the requested disbursement have been satisfied.

                                                 Very truly yours,

                                                 Metromedia Fiber Network, Inc.
                                                 a Delaware corporation

                                                 By:
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                                                             A-2